UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: January 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

GRT CAPITAL PARTNERS, L.L.C.

GRT VALUE FUND

Semi-Annual Report

January 31, 2015

Investment Adviser:

GRT Capital Partners, L.L.C.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-GRT-4GRT; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

SHAREHOLDERS’ LETTER

January 31, 2015

Dear Shareholders:

This semi-annual report for the GRT Value Fund (the “Fund”), covers the period August 1, 2014 through January 31, 2015. During the past six months, the Fund’s value fell 6.40% compared to an increase of 4.72% for the Russell 2000 Index.

The Fund underperformed the benchmark during the last six months, which was primarily due to the challenging value environment and a collapse in the energy sector.

Over the last six months, a study of more than 1,500 companies in our universe showed that the most expensive quintile of those stocks (with an average Price-Equity Ratio (“P/E”) of 109) had an average return of +8.5%. The bottom quintile (average P/E of 8.3) had an average return of -10.0%. Growth outperformed value in that study by 18.5% in just six months. We saw market participants chasing “risk-on”, momentum-driven investment strategies throughout much of this period — and we should not be surprised given the continued easy-money environment we find ourselves in. Of course, this will not last forever.

Further compounding our problems over the last six months was a total collapse of crude oil (down over 50% in the period). All of our investments directly or indirectly related to energy contributed in large part to our underperformance.

We have said this before, but generally speaking periods like this has ended badly for the overvalued stocks, often with little warning. There is no reason to believe that this time will be different. However, timing is always uncertain.

Despite our frustrations with the environment, we remain convinced that our value approach will prove prudent for the preservation and appreciation of capital in 2015 and beyond.

GRT Value Fund

Rudy Kluiber, CFA

Greg Fraser, CFA

Tim Krochuk, CFA

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth less than the original cost. Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month end can be obtained by calling 1-877-GRT-4GRT.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective. Diversification may not protect against loss.

This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 92.3%

	Shares	Value

CONSUMER DISCRETIONARY — 16.2%
Abercrombie & Fitch, Cl A	14,136	$360,751
American Eagle Outfitters	73,891	1,037,430
Bed Bath & Beyond*	33,440	2,500,309
BorgWarner	18,929	1,022,355
Cabela’s*	30,544	1,678,393
Crocs*	121,055	1,283,183
Finish Line, Cl A	51,816	1,222,857
GameStop, Cl A	27,719	977,095
Gray Television*	39,337	372,128
Group 1 Automotive	14,540	1,168,870
Helen of Troy*	5,000	376,100
Installed Building Products*	55,669	993,692
LKQ*	80,868	2,087,203
Mohawk Industries*	810	133,682
Nexstar Broadcasting Group, Cl A	6,000	299,370
SeaWorld Entertainment	9,245	161,880
Sinclair Broadcast Group, Cl A	61,728	1,527,151
Sonic Automotive, Cl A	27,240	670,921
Tower International*	20,180	477,661
Wolverine World Wide	18,512	521,113
World Wrestling Entertainment, Cl A	23,138	280,201
Xueda Education Group ADR	121,303	297,192

		19,449,537

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES — 3.3%
CVS/Caremark	7,926	$778,016
Darling International*	118,769	2,016,698
Herbalife	15,649	476,981
Nu Skin Enterprises, Cl A	15,022	615,602

		3,887,297

ENERGY — 5.4%
Atlas Pipeline Partners (A)	37,000	998,630
Dresser-Rand Group*	4,564	365,485
EnLink Midstream	17,600	556,864
Foresight Energy (A)	46,233	711,988
Frank’s International	12,711	208,079
Gulfport Energy*	14,029	539,976
Hornbeck Offshore Services*	36,170	802,974
Noble	28,546	463,016
Oil States International*	5,788	237,714
USA Compression Partners LP (A)	80,000	1,381,600
Valero Energy Partners (A)	4,000	199,800

		6,466,126

FINANCIALS — 11.3%
Bancorp*	67,400	574,248
Berkshire Hathaway, Cl B*	7,920	1,139,767
CYS Investments	107,643	951,564
Federated Investors, Cl B	53,998	1,706,877
First American Financial	16,394	557,724
FNF Group	6,167	216,462
Hannon Armstrong Sustainable Infrastructure Capital	198,917	2,725,163
Investors Bancorp	32,540	358,265
McGraw-Hill	2,510	224,494
MFA Financial	76,010	595,919
New York Community Bancorp	35,000	540,750
Safeguard Scientifics*	74,043	1,357,208
TD Ameritrade Holding	28,321	917,317
Viewtran Group*	470,061	662,786
Willis Group Holdings	23,947	1,036,905

		13,565,449

HEALTH CARE — 4.5%
AMN Healthcare Services*	12,950	243,719
Charles River Laboratories International*	3,000	208,050
DaVita*	23,362	1,753,552

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Entellus Medical*	1,002	$21,633
Hospira*	18,619	1,181,003
Natus Medical*	8,946	336,370
Trinity Biotech ADR	72,264	1,339,775
Zimmer Holdings	2,822	316,346

		5,400,448

INDUSTRIALS — 20.4%
Actuant, Cl A	17,350	400,959
American Airlines Group	25,073	1,230,583
AMR Corp., Escrow*	8,970	—
Avis Budget Group*	11,794	675,914
Blount International*	85,888	1,331,264
Colfax*	18,917	857,129
Continental Building Products*	9,259	154,996
Copart*	54,132	1,981,231
CPI Aerostructures*	105,853	1,243,773
Douglas Dynamics	8,212	165,800
EnPro Industries	22,543	1,337,476
Esterline Technologies*	16,333	1,830,766
Generac Holdings*	21,321	932,581
Interface, Cl A	40,787	640,764
ITT	13,500	483,435
KAR Auction Services	52,505	1,790,945
Kennametal	4,509	141,673
Luxfer Holdings ADR	5,586	75,188
Mine Safety Appliances	7,771	339,282
NN	30,494	702,887
Rand Logistics*	40,142	136,884
Rockwell Collins	4,615	395,136
Spirit AeroSystems Holdings, Cl A*	22,854	1,029,344
TriMas*	14,808	399,668
Trinity Industries	42,467	1,124,101
Triumph Group	53,972	3,079,642
Twin Disc	12,680	204,148
WABCO Holdings*	10,048	956,268
Xylem	22,511	767,625

		24,409,462

INFORMATION TECHNOLOGY — 16.4%
Advanced Energy Industries*	21,347	512,328
Benchmark Electronics*	11,243	272,418

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Brooks Automation	79,009	$1,020,006
ChipMOS TECHNOLOGIES Bermuda	16,259	381,599
Electro Scientific Industries	40,000	250,800
Fidelity National Information Services	8,803	549,571
Flextronics International*	229,127	2,547,892
Genpact*	107,000	2,147,490
Integrated Silicon Solution	10,000	160,800
IPG Photonics*	11,407	851,419
Jabil Circuit	20,008	412,365
Knowles *	57,444	1,218,387
Magnachip Semiconductor*	198,018	2,847,499
Newport*	122,940	2,276,849
ON Semiconductor*	62,409	624,714
Seagate Technology	27,213	1,535,902
Spark Networks*	3,289	11,643
SPS Commerce*	4,970	294,721
Ultra Clean Holdings*	125,512	1,104,505
Western Union	37,264	633,488

		19,654,396

MATERIALS — 14.8%
Agnico-Eagle Mines	20,845	702,893
Agrium	970	103,451
Alamos Gold	59,815	317,020
Albemarle	52,296	2,523,805
Ashland	8,320	986,087
Berry Plastics Group*	35,292	1,193,575
Celanese, Cl A	9,941	534,428
Eastman Chemical	3,570	253,077
Intrepid Potash*	20,000	266,200
MAG Silver*	143,189	1,068,190
Martin Marietta Materials	11,086	1,194,406
Materion	10,927	360,045
Methanex	20,623	909,474
Neenah Paper	12,288	705,085
OCI Resources LP (A)	51,831	1,269,859
Olin	12,854	322,250
Omnova Solutions*	74,715	512,545
Orion Engineered Carbons	36,503	594,269
Q2 Gold Resources (B)*	15,766	—
Rayonier Advanced Materials	18,519	317,045
Reliance Steel & Aluminum	2,630	137,733

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — continued

	Shares/Face Amount	Value

MATERIALS — continued
Rock-Tenn, Cl A	5,193	$337,026
RPM International	2,755	131,854
Ryerson Holding*	32,132	204,038
Silgan Holdings	17,317	890,267
Silver Wheaton	17,564	403,445
Tahoe Resources	24,375	332,719
Tronox, Cl A	52,709	1,114,268

		17,685,054

TOTAL COMMON STOCK (Cost $84,169,687)		110,517,769

REGISTERED INVESTMENT COMPANIES — 0.9%
CLOSED-END FUNDS — 0.9%
BlackRock Floating Rate Income Strategies Fund	15,370	204,575
Eaton Vance Senior Floating-Rate Trust	21,080	285,212
Nuveen Credit Strategies Income Fund	67,442	590,792

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,154,059)		1,080,579

PREFERRED STOCK — 0.3%
ENERGY — 0.3%
Magnum Hunter Resources, 8.000%	12,532	379,093

TOTAL PREFERRED STOCK (Cost $535,984)		379,093

CONVERTIBLE BONDS — 0.1%
FINANCIALS — 0.0%
Wabash National 3.375%, 05/01/18	$50,000	63,656

MATERIALS — 0.1%
Lake Shore 6.250%, 09/30/17	136,350	109,996

TOTAL CONVERTIBLE BONDS (Cost $150,473)		173,652

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

RIGHTS — 0.0%

	Number of Rights/Shares	Value
Safeway CVR — Casa Ley, Expires 02/06/2015*	17,658	$17,921
Safeway CVR — PDC, Expires 02/06/2015*	17,658	862

TOTAL RIGHTS (Cost $–)		18,783

SHORT-TERM INVESTMENT — 6.2%

Fidelity Institutional Money Market Funds - Money Market Portfolio, Cl I, 0.040% (C) (Cost $7,360,422)	7,360,422	7,360,422

TOTAL INVESTMENTS — 99.8% (Cost $93,370,625)		$119,530,298

Percentages are based on Net Assets of $119,748,548.

*	Non-income producing security.
(A)	Securities considered Master Limited Partnership. At January 31, 2015, these securities amounted to $4,561,877 or 3.8% of Net Assets (See Note 2).
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of January 31, 2015, was $0 and represented 0.0% of net assets.
(C)	The rate shown is the 7-day effective yield as of January 31, 2015.

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

LP — Limited Partnership

Amounts designated as “—” are $0.

The following is a summary of the inputs used as of January 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$110,517,769	$—	$—	$110,517,769
Registered Investment Companies	1,080,579	—	—	1,080,579
Preferred Stock	379,093	—	—	379,093
Convertible Bonds	—	173,652	—	173,652
Rights	18,783	—	—	18,783
Short-Term Investment	7,360,422	—	—	7,360,422

Total Investments in Securities	$119,356,646	$173,652	$—	$119,530,298

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

During the period ended January 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or Level 2 and Level 3 assets and liabilities.

See Note 2 for further details of valuation leveling considerations. As of January 31, 2015, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $93,370,625)	$119,530,298
Receivable for Investment Securities Sold	825,447
Receivable for Capital Shares Sold	467,127
Dividends and Interest Receivable	111,307
Reclaims Receivable	7,333
Prepaid Expenses	12,190

Total Assets	120,953,702

Liabilities:
Payable for Investment Securities Purchased	722,458
Payable for Capital Shares Redeemed	307,203
Payable due to Investment Adviser	73,071
Payable due to Distributor	24,653
Payable due to Administrator	14,887
Payable due to Trustees	5,605
Chief Compliance Officer Fees Payable	2,110
Other Accrued Expenses	55,167

Total Liabilities	1,205,154

Net Assets	$119,748,548

Net Assets Consist of:
Paid-in-Capital	$96,905,535
Distributions in Excess of Net Investment Income	(540,103)
Accumulated Net Realized Loss on Investments	(2,776,340)
Net Unrealized Appreciation on Investments	26,159,673
Net Unrealized Depreciation on Foreign Currency Transactions	(217)

Net Assets	$119,748,548

Net Asset Value, Offering Price Per Share — (unlimited authorization — no par value) Advisor Class Shares ($119,748,548 ÷ 9,104,121)	$13.15

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
FOR THE SIX MONTHS
ENDED JANUARY 31, 2015
(Unaudited)

STATEMENT OF OPERATIONS
Investment Income
Dividend Income	$979,225
Less: Foreign Taxes Withheld	(5,646)

Total Investment Income	973,579

Expenses
Investment Advisory Fees	637,922
Distribution Fees	167,874
Administration Fees	88,633
Trustees’ Fees	8,133
Chief Compliance Officer Fees	4,262
Transfer Agent Fees	61,153
Legal Fees	17,622
Printing Fees	14,844
Registration Fees	13,957
Audit Fees	10,848
Custodian Fees	5,069
Insurance and Other Expenses	9,275

Total Expenses	1,039,592
Less: Waiver of Investment Advisory Fees	(166,369)
Fees Paid Indirectly	(263)

Net Expenses	872,960

Net Investment Income	100,619

Net Realized Gain (Loss) on:
Investments	2,013,709
Foreign Currency Transactions	(105)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,737,981)
Foreign Currency Transactions	(214)

Net Realized and Unrealized Loss on Investments	(8,724,591)

Net Decrease in Net Assets Resulting from Operations	$(8,623,972)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Operations:
Net Investment Income	$100,619	$275,781
Net Realized Gain on Investments and Foreign Currency Transactions	2,013,604	10,895,390
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(10,738,195)	5,080,366

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,623,972)	16,251,537

Dividends and Distributions:
Net Investment Income	(569,293)	(258,459)
Net Realized Gain	(11,988,053)	(5,938,151)

Total Dividends and Distributions	(12,557,346)	(6,196,610)

Capital Share Transactions:
Issued	14,211,978	45,822,384
Reinvestment of Distributions	12,097,077	5,880,129
Redemption Fees	—	118
Redeemed	(24,781,641)	(26,480,541)

Net Increase from Capital Share Transactions	1,527,414	25,222,090

Total Increase (Decrease) in Net Assets	(19,653,904)	35,277,017

Net Assets:
Beginning of Period	139,402,452	104,125,435

End of Period (including distributions in excess of net investment income of $(540,103) and $(71,429), respectively)	$119,748,548	$139,402,452

Share Transactions:
Issued	964,026	3,023,135
Reinvestment of Distributions	887,153	405,873
Redeemed	(1,675,199)	(1,734,418)

Net Increase in Shares Outstanding	175,980	1,694.590

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$15.61		$14.39	$11.33	$12.42	$9.73	$7.94

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.01		0.03	0.05	(0.02)	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(0.96)		2.05	3.05	(0.77)	2.72	1.78

Total from Investment Operations	(0.95)		2.08	3.10	(0.79)	2.74	1.80

Redemption fees	—		— ††	— ††	— ††	— ††	— ††

Dividends and Distributions from:
Net Investment Income	(0.06)		(0.03)	(0.04)	(0.03)	(0.05)	(0.01)
Net Realized Gain	(1.45)		(0.83)	—	(0.27)	—	—

Total Dividends and Distributions	(1.51)		(0.86)	(0.04)	(0.30)	(0.05)	(0.01)

	$13.15		$15.61	$14.39	$11.33	$12.42	$9.73

Total Return†	(6.40)%		14.91%	27.39%	(6.20)%	28.13%	22.64%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$119,749		$139,402	$104,125	$95,171	$106,422	$54,482
Ratio of Expenses to Average Net Assets (excluding waivers, expense reimbursements and fees paid indirectly)	1.55	%*	1.59%	1.65%	1.71%	1.66%	2.48%
Ratio of Expenses to Average Net Assets (including waivers, expense reimbursements and fees paid indirectly)	1.30	%*	1.30%	1.30%	1.30%	1.30%	1.30%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15	%*	0.22%	0.41%	(0.21)%	0.21%	0.23%
Portfolio Turnover Rate	31	%**	43%	43%	66%	44%	36%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Amount represents less than $0.01

*	Annualized

**	Not Annualized

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the GRT Value Fund, a diversified fund (the “Fund”). The financial statements of the remaining funds within the Trust are presented separately. The investment objective of the Fund is capital appreciation. The Fund invests primarily in publicly traded equity securities of companies that are believed to be selling at a market price below their true value and offer the potential to increase in value. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2015, the total market value of securities in the Fund valued in accordance with Fair Value Procedures was $0 or 0.0% of net assets.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of investment classifications, reference the Schedule of Investments.

For the six months ended January 31, 2015, there have been no significant changes to the Trust’s fair value methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended January 31, 2015, the Fund did not have a tax liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended January 31, 2015, the Fund did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, and includes the amortization of premiums and the accretion of discounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemption of capital shares held less than fourteen days. For the six-months ended January 31, 2015 and the year ended July 31, 2014, the Fund retained $0 and $118 in redemption fees, respectively.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The GRT Value Fund and the GRT Absolute Return Fund (the “Funds”) and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended January 31, 2015, the Fund was charged $88,633, for these services.

The Trust and Distributor are parties to a Distribution Agreement dated May 31, 2000, as amended and restated on November 16, 2004. The Trust has adopted a distribution plan (the “Plan”) that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2015, the Fund earned $263 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations. Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GRT Capital Partners, L.L.C. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

the “Total Annual Fund Operating Expenses” and 1.30% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. As of January 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject possible future reimbursement to the Adviser were $396,503, expiring in 2016, $356,793, expiring in 2017, and $352,107 expiring in 2018. As of January 31, 2015 there has been no recoupment of previously waived and reimbursed fees.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $37,302,906 and $46,044,689 respectively, for the six months ended January 31, 2015. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$269,954	$5,926,656	$6,196,610
2013	300,347	—	300,347

As of July 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$568,797
Undistributed Long-Term Capital Gain	6,956,667
Unrealized Appreciation/(Depreciation)	36,498,872
Other Temporary Differences	(5)

Total	$44,024,331

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$93,370,625	$30,222,405	$(4,062,732)	$26,159,673

8.	Other:

At January 31, 2015, 32% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss is remote.

9.	Line of Credit:

The Fund has entered into an agreement which enables it to participate in a line of credit with the Custodian. The Fund participates in a $6 million uncommitted, senior secured line of credit, which has an expiration date of January 31, 2016. The proceeds from the borrowings shall be used to provide temporary liquidity to the Fund as necessary in order to meet redemption needs. Interest is charged to the Fund based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. As of and during the six months ended January 31, 2015, the Fund did not use its line of credit.

10. Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2014 to January 31, 2015).

The table on the following page illustrates your Fund’s costs in two ways.

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/14	Ending Account Value 01/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$936.00	1.30%	$6.34
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 12, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

Investment Performance of the Fund and the Advisor

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JANUARY 31, 2015

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

GRT Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

GRT Capital Partners, L.L.C.

One Liberty Square

Floor 11

Boston, MA 02109

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

GRT-SA-001-0700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: April 8, 2015